EXHIBIT 10(m)

Coopers & Lybrand


               Consent of Independent Accountants


To the Board of Directors
Royal Gold, Inc.:

We consent to the incorporation by reference in the Form S-8
(File No. 33-58920) of Royal Gold, Inc. of our report dated August 26, on our audit of the consolidated financial statements of Royal Gold, Inc. as of June 30, 1996, and for the year then ended, which report is included in this Annual Report on Form 10-K.


Coopers & Lybrand L.L.P.
Denver, Colorado
September 27, 1996